News Release

Unisys Announces 2Q21 Results

Double-digit YoY Revenue Growth; Significant YoY Operating Profit Margin and Cash Flow Improvement; Continued Execution Against Strategic Goals

•Revenue grew 17.9% YoY, supported by YoY growth in all segments
•Operating profit margin increased 980 bps YoY to 7.9%; non-GAAP operating profit(5) margin increased 950 bps YoY to 9.7%, supported by YoY gross margin improvement in all segments
•Cash from operations improved $56.1M YoY to $41.9M; Free cash flow(8) positive, up $68.6M YoY to $19.0M; Adjusted free cash flow(9) improved $91.6M YoY to $54.5M
•Expanded and enhanced proactive experience capabilities within Digital Workplace Solutions with completion of Unify Square acquisition

BLUE BELL, Pa., August 2, 2021 – Unisys Corporation (NYSE: UIS) today reported second-quarter 2021 financial results. “We achieved double-digit year-over-year revenue growth and significant year-over-year improvements to profitability and cash flow in the second quarter,” said Unisys Chair and CEO Peter A. Altabef. “We also continued executing on the strategic goals that we described during our January investor presentation for sustainable growth and margin expansion, including advancing the transformation of our Digital Workplace Solutions business, broadening our Cloud capabilities, and expanding our enterprise computing solutions.”

The segment formerly referred to as ClearPath Forward® (CPF) is now called Enterprise Computing Solutions (ECS). This reflects a name change only.

Summary of Second-Quarter 2021 Results

•Revenue:
◦Revenue grew 17.9% YoY to $517.3M vs. $438.8M in 2Q20 (11.5% YoY growth in constant currency(1))
▪Revenue growth was supported by YoY growth in each of the company’s three segments
•Operating Profit:
◦Operating profit grew $49.3M YoY to $40.8M vs. $(8.5)M in 2Q20
▪Non-GAAP operating profit grew $49.3M YoY to $50.1M vs. $0.8M in 2Q20
◦Operating profit margin improved 980 bps YoY to 7.9% vs. (1.9)% in 2Q20
▪Non-GAAP operating profit margin improved 950 bps YoY to 9.7% vs. 0.2% in 2Q20

◦YoY operating profit margin increases were supported by YoY improvements in gross margin for each of the company’s three segments
•Adjusted EBITDA and Net Income:
◦Adjusted EBITDA(6) increased 124.8% YoY to $94.4M vs. $42.0M in 2Q20
▪Adjusted EBITDA margin improved 860 bps YoY to 18.2% vs. 9.6% in 2Q20
◦The company completed its goal of $1.2B in gross pension liability reductions during the quarter, and recognized settlement charges of $210.7M ($2.37 per diluted share) related to its most recent pension liability-reduction initiatives
▪Net loss from continuing operations was $140.8M vs. a net loss of $76.5M in 2Q20, with the noted settlement charges of $210.7M exceeding the size of the net loss
▪Net income margin of (27.2)% vs. (17.4)% in 2Q20 (980 bps decline)
◦Non-GAAP net income from continuing operations(7) improved $55.7M YoY to $46.0M vs. $(9.7)M in 2Q20
▪Non-GAAP net income margin of 5.8% vs. 0.2% in 1Q20 (560 bps improvement)
▪Non-GAAP net income margin improved 1110 bps to 8.9% vs. (2.2)% in 2Q20
•Earnings Per Share from Continuing Operations:
◦As noted above, the company completed its $1.2B pension liability-reduction goal during the quarter and recognized related settlement charges
▪Loss per share from continuing operations of $2.10 vs. a loss of $1.21 in 2Q20, with the noted settlement charges of $2.37 per diluted share exceeding the size of the net loss per share
▪Non-GAAP diluted earnings per share from continuing operations(7) improved $0.83 to $0.68 vs. $(0.15) in 2Q20
•Cash Flow:
◦Cash from operations improved $56.1M to $41.9M vs. cash used in operations of $14.2M in 2Q20, helped by margin improvements
◦Free cash flow improved $68.6M to $19.0M vs. $(49.6)M in 2Q20, helped by capex being lower by 35.3% in 2Q21
◦Adjusted free cash flow improved $91.6M to $54.5M vs. $(37.1)M in 2Q20
•Backlog:
◦Total company backlog(2) of $3.3B vs. $3.4B as of 1Q21
▪Sequential decline in backlog due to a delay in signing of one large new DWS contract, which has since been signed.

Financial Highlights by Segment:
DWS:
•DWS revenue grew 9.7% YoY to $146.5M vs. $133.5M in 2Q20 (4.4% YoY growth in constant currency)
◦YoY growth reflects increased revenue from proactive experience solutions and improvement in businesses that were impacted by COVID-19
•DWS gross profit grew 144.9% YoY to $22.3M vs. $9.1M in 2Q20
◦DWS gross margin improved 840 bps YoY to 15.2% vs. 6.8% in 2Q20

•During 2Q21, the company signed a contract with a consortium of U.S.-based energy companies (a new client for Unisys) to provide a full range of IT solutions including digital workplace, application support and cloud & infrastructure, all with security oversight and protection. The agreement highlights the use of Unisys’ IP-led solutions, including InteliServe™ and CloudForte®, to improve productivity and deliver a superior employee experience.
C&I:
•C&I revenue grew 9.9% YoY to $124.4M vs. $113.2M in 2Q20 (5.9% YoY growth in constant currency)
◦C&I revenue growth supported by 15.7% YoY growth in C&I revenue in the U.S. & Canada
•C&I gross profit grew 163.2% YoY to $15.6M vs. $5.9M in 2Q20
◦C&I gross margin improved 730 bps YoY to 12.5% vs. 5.2% in 2Q20
•During 2Q21 the company signed a contract that spans both DWS and CUI with the State of Wisconsin Department of Workforce Development, a new client, to provide a cloud-based contact center solution that will improve the experience of how citizens interact with government. Through this new solution, Wisconsin citizens will be able to contact various government programs more quickly, and all contacts they have with these programs will be seamlessly linked across platforms to improve access and ensure better customer service.
ECS:
•ECS revenue grew 40.2% YoY to $169.5M vs. $120.9M in 2Q20 (32.9% YoY growth in constant currency)
◦YoY revenue growth was supported by higher license renewal revenue than anticipated, driven by higher-volumes than expected
◦ECS services revenue also grew 2% YoY
•ECS gross profit grew 83.6% YoY to $104.2M vs. $56.8M in 2Q20
◦ECS gross margin improved 1430 bps YoY to 61.3% vs. 47.0% in 2Q20
•During 2Q21, the Company signed a contract expansion with one of the largest financial services institutions in Brazil for consulting and application services for their ClearPath Forward and related application environment, including development and modernization related to the integration of more than 90 systems to support the institution’s mortgage processing operation across different states, channels and partners in the country. Unisys will also deploy Stealth™ software to secure multiple state applications.

Conference Call
Unisys will hold a conference call August 3rd at 8:00 a.m. Eastern Time to discuss its results. The listen-only webcast, as well as the accompanying presentation materials, can be accessed on the Unisys Investor website at www.unisys.com/investor. Following the call, an audio replay of the webcast, and accompanying presentation materials, can be accessed through the same link.

(1) Constant currency – The company refers to growth rates in constant currency or on a constant currency basis so that the business results can be viewed without the impact of fluctuations in foreign currency exchange rates to facilitate comparisons of the company’s business performance from one period to another. Constant currency is calculated by retranslating current and prior period results at a consistent rate.

(2) Backlog – Represents future revenue associated with contracted work which has not yet been delivered or performed. Although we believe this backlog is firm, we may, for commercial reasons, allow the orders to be cancelled, with or without penalty.

(3) Pipeline – Pipeline represents prospective sale opportunities being pursued or for which bids have been submitted. There is no assurance that pipeline will translate into recorded revenue.

(4) Total Contract Value – TCV is the estimated total contractual revenue related to contracts signed in the period without regard for cancellation terms. New business TCV represents TCV attributable to new scope for existing clients and new logo contracts.

Non-GAAP and Other Information
Although appropriate under generally accepted accounting principles (“GAAP”), the company’s results reflect charges that the company believes are not indicative of its ongoing operations and that can make its profitability and liquidity results difficult to compare to prior periods, anticipated future periods, or to its competitors’ results. These items consist of certain portions of post-retirement, debt exchange and extinguishment and cost-reduction and other expenses. Management believes each of these items can distort the visibility of trends associated with the company’s ongoing performance. Management also believes that the evaluation of the company’s financial performance can be enhanced by use of supplemental presentation of its results that exclude the impact of these items in order to enhance consistency and comparativeness with prior or future period results. The following measures are often provided and utilized by the company’s management, analysts, and investors to enhance comparability of year-over-year results, as well as to compare results to other companies in our industry.

(5) Non-GAAP operating profit – The company recorded pretax post-retirement expense and pretax charges in connection with cost-reduction activities, debt exchange/extinguishment and other expenses. For the company, non-GAAP operating profit excluded these items. The company believes that this profitability measure is more indicative of the company’s operating results and aligns those results to the company’s external guidance, which is used by the company’s management to allocate resources and may be used by analysts and investors to gauge the company’s ongoing performance.

(6) EBITDA & adjusted EBITDA – Earnings before interest, taxes, depreciation and amortization (“EBITDA”) is calculated by starting with net income (loss) from continuing operations attributable to Unisys Corporation common shareholders and adding or subtracting the following items: net income attributable to noncontrolling interests, interest expense (net of interest income), provision for income taxes, depreciation and amortization. Adjusted EBITDA further excludes post-retirement, debt exchange/extinguishment, and cost-reduction and other expenses, non-cash share-based expense, and other (income) expense adjustment. In order to provide investors with additional understanding of the company's operating results, these charges are excluded from the adjusted EBITDA calculation.

(7) Non-GAAP net income and non-GAAP diluted earnings per share – The company has recorded post-retirement expense and charges in connection with debt exchange/extinguishment and cost-reduction activities and other expenses. Management believes that investors may have a better understanding of the company’s performance and return to shareholders by excluding these charges from the GAAP diluted earnings/loss per share calculations. The tax amounts presented for these items for the calculation of non-

GAAP diluted earnings per share include the current and deferred tax expense and benefits recognized under GAAP for these amounts.

(8) Free cash flow – The company defines free cash flow as cash flow from operations less capital expenditures. Management believes this liquidity measure gives investors an additional perspective on cash flow from on-going operating activities in excess of amounts used for reinvestment.

(9) Adjusted free cash flow – Because inclusion of the company’s post-retirement contributions, discontinued operations and cost-reduction charges/reimbursements and other payments in free cash flow may distort the visibility of the company’s ability to generate cash flow from its operations without the impact of these non-operational costs, management believes that investors may be interested in adjusted free cash flow, which provides free cash flow before these payments. This liquidity measure was provided to analysts and investors in the form of external guidance and is used by management to measure operating liquidity.

About Unisys
Unisys is a global IT solutions company that delivers successful outcomes for the most demanding businesses and governments. Unisys offerings include digital workplace solutions, cloud and infrastructure solutions, enterprise computing solutions, business process solutions and cybersecurity solutions. For more information on how Unisys delivers for its clients across the commercial, financial services and government markets, visit www.unisys.com.

Forward-Looking Statements
Any statements contained in this release that are not historical facts are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, but are not limited to, any projections or expectations of earnings, revenues, annual contract value, total contract value, new business ACV or TCV, backlog or other financial items; any statements of the company’s plans, strategies or objectives for future operations; statements regarding future economic conditions or performance; and any statements of belief or expectation. All forward-looking statements rely on assumptions and are subject to various risks and uncertainties that could cause actual results to differ materially from expectations. In particular, statements concerning annual and total contract value are based, in part, on the assumption that each of those contracts will continue for their full contracted term. Risks and uncertainties that could affect the company’s future results include, but are not limited to, the following: uncertainty of the magnitude, duration and spread of the novel coronavirus (“COVID-19”) pandemic and the impact of COVID-19 and governments’ responses to it on the global economy and our business, growth, reputation, projections, prospects, financial condition, operations, cash flows and liquidity, our ability to attract, motivate and retain experienced personnel in key positions; our ability to grow revenue and expand margin in our Digital Workplace Solutions and Cloud and Infrastructure businesses; our ability to maintain our installed base and sell new solutions; the potential adverse effects of aggressive competition in the information services and technology marketplace; our ability to effectively anticipate and respond to volatility and rapid technological innovation in our industry; our ability to retain significant clients; our contracts may not be as profitable as expected or provide the expected level of revenues; our ability to develop or acquire the capabilities to enhance the company’s solutions; the potential adverse effects of the concentration of the company’s business in the global commercial sector of the information technology industry; our significant pension obligations and required cash contributions and the possibility that we may be required to make additional significant cash contributions to our defined benefit pension plans; our ability to use our net operating loss carryforwards and certain other tax attributes may be limited; the risks of doing business internationally when a significant portion of our revenue is derived from international operations; the business and financial risk in implementing future acquisitions or dispositions; cybersecurity breaches could result in significant costs and could harm our business and reputation; the performance and capabilities of third parties with whom we have commercial relationships; a failure to meet standards or expectations with respect to the company’s environmental, social and governance practices; our ability to access financing markets; a reduction in our credit rating; the adverse effects of global economic conditions, acts of war, terrorism, natural disasters or the widespread outbreak of infectious diseases; the impact of Brexit could adversely affect the company’s operations in the United Kingdom as well as the funded status of the company’s U.K. pension plans; a significant disruption in our IT systems could adversely affect our business and reputation; we may face damage to our reputation or legal liability if our clients are not satisfied with our services or products; the potential for intellectual property infringement claims to be asserted against us or our clients; the possibility that legal proceedings could affect our results of operations or cash flow or may adversely affect our business or reputation; and the company’s consideration of all available information following the end of the quarter and before the filing of the Form 10-Q and the possible impact of this subsequent event information on its financial statements for the reporting period. Additional discussion of factors that could affect the company’s future results is contained in its periodic filings with the Securities and Exchange Commission. The company assumes no obligation to update any forward-looking statements.

Contacts:
Investors: Courtney Holben, Unisys, 215-986-3379
courtney.holben@unisys.com

Media: John Clendening, Unisys, 214-403-1981
john.clendening@unisys.com
###

RELEASE NO.: 0802/9843

Unisys and other Unisys products and services mentioned herein, as well as their respective logos, are trademarks or registered trademarks of Unisys Corporation. Any other brand or product referenced herein is acknowledged to be a trademark or registered trademark of its respective holder.

UIS-Q

UNISYS CORPORATION
CONSOLIDATED STATEMENTS OF INCOME (LOSS)
(Unaudited)
(Millions, except per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2021	2020	2021	2020
Revenue
Services	$430.5	$396.0	$850.9	$821.9
Technology	86.8	42.8	176.2	132.3
	517.3	438.8	1,027.1	954.2
Costs and expenses
Cost of revenue
Services	337.9	340.0	676.6	715.7
Technology	37.2	23.9	69.1	50.5
	375.1	363.9	745.7	766.2
Selling, general and administrative	94.6	80.2	184.6	167.0
Research and development	6.8	3.2	12.4	9.4
	476.5	447.3	942.7	942.6
Operating income (loss)	40.8	(8.5)	84.4	11.6
Interest expense	8.4	4.6	18.5	18.5
Other (expense), net	(227.8)	(53.7)	(410.4)	(101.8)
Loss from continuing operations before income taxes	(195.4)	(66.8)	(344.5)	(108.7)
Provision (benefit) for income taxes	(53.1)	9.7	(44.7)	20.5
Consolidated net loss from continuing operations	(142.3)	(76.5)	(299.8)	(129.2)
Net income (loss) attributable to noncontrolling interests	(1.5)	—	(1.2)	0.5
Net loss from continuing operations attributable to Unisys Corporation	(140.8)	(76.5)	(298.6)	(129.7)
Income (loss) from discontinued operations, net of tax	—	(2.1)	—	1,066.4
Net income (loss) attributable to Unisys Corporation	$(140.8)	$(78.6)	$(298.6)	$936.7

Earnings (loss) per share attributable to Unisys Corporation
Basic
Continuing operations	$(2.10)	$(1.21)	$(4.54)	$(2.06)
Discontinued operations	—	(0.04)	—	16.97
Total	$(2.10)	$(1.25)	$(4.54)	$14.91
Diluted
Continuing operations	$(2.10)	$(1.21)	$(4.54)	$(2.06)
Discontinued operations	—	(0.04)	—	16.97
Total	$(2.10)	$(1.25)	$(4.54)	$14.91

UNISYS CORPORATION
SEGMENT RESULTS
(Unaudited)
(Millions)

	Total	DWS	C&I	ECS	Other
Three Months Ended June 30, 2021
Customer revenue	$517.3	$146.5	$124.4	$169.5	$76.9
Intersegment	—	—	—	0.5	(0.5)
Total revenue	$517.3	$146.5	$124.4	$170.0	$76.4
Gross profit percent	27.5%	15.2%	12.5%	61.3%
Three Months Ended June 30, 2020
Customer revenue	$438.8	$133.5	$113.2	$120.9	$71.2
Intersegment	—	—	—	—	—
Total revenue	$438.8	$133.5	$113.2	$120.9	$71.2
Gross profit percent	17.1%	6.8%	5.2%	47.0%

	Total	DWS	C&I	ECS	Other
Six Months Ended June 30, 2021
Customer revenue	$1,027.1	$287.6	$247.7	$337.1	$154.7
Intersegment	—	—	—	1.4	(1.4)
Total revenue	$1,027.1	$287.6	$247.7	$338.5	$153.3
Gross profit percent	27.4%	14.2%	11.1%	61.2%
Six Months Ended June 30, 2020
Customer revenue	$954.2	$293.7	$217.2	$292.6	$150.7
Intersegment	—	—	—	0.1	(0.1)
Total revenue	$954.2	$293.7	$217.2	$292.7	$150.6
Gross profit percent	19.7%	5.5%	1.4%	53.6%

UNISYS CORPORATION
CONSOLIDATED BALANCE SHEETS
(Unaudited)
(Millions)

	June 30, 2021	December 31, 2020
Assets
Current assets:
Cash and cash equivalents	$596.7	$898.5
Accounts receivable, net	400.7	460.5
Contract assets	47.8	44.3
Inventories	6.1	13.4
Prepaid expenses and other current assets	94.9	89.3
Total current assets	1,146.2	1,506.0
Properties	712.9	727.0
Less-accumulated depreciation and amortization	605.5	616.5
Properties, net	107.4	110.5
Outsourcing assets, net	150.1	173.9
Marketable software, net	188.9	193.6
Operating lease right-of-use assets	67.5	79.3
Prepaid postretirement assets	124.1	187.5
Deferred income taxes	153.5	136.2
Goodwill	226.2	108.6
Intangible assets, net	34.0	—
Restricted cash	9.5	8.2
Other long-term assets	168.9	204.1
Total assets	$2,376.3	$2,707.9
Liabilities and deficit
Current liabilities:
Current maturities of long-term-debt	$19.4	$102.8
Accounts payable	131.0	223.2
Deferred revenue	242.0	257.1
Other accrued liabilities	286.5	352.0
Total current liabilities	678.9	935.1
Long-term debt	517.5	527.1
Long-term postretirement liabilities	1,195.7	1,286.1
Long-term deferred revenue	143.3	137.9
Long-term operating lease liabilities	54.1	62.4
Other long-term liabilities	50.6	71.4
Commitments and contingencies
Total Unisys Corporation stockholders’ deficit	(308.8)	(356.8)
Noncontrolling interests	45.0	44.7
Total deficit	(263.8)	(312.1)
Total liabilities and deficit	$2,376.3	$2,707.9

UNISYS CORPORATION
CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)
(Millions)

	Six Months Ended June 30,
	2021	2020
Cash flows from operating activities
Consolidated net loss from continuing operations	$(299.8)	$(129.2)
Income from discontinued operations, net of tax	—	1,066.4
Adjustments to reconcile consolidated net loss to net cash used for operating activities:
Gain on sale of U.S. Federal business	—	(1,057.4)
Loss on debt extinguishment	—	28.5
Foreign currency translation losses	1.2	15.3
Non-cash interest expense	1.2	2.7
Employee stock compensation	7.0	8.0
Depreciation and amortization of properties	15.2	15.6
Depreciation and amortization of outsourcing assets	33.2	32.7
Amortization of marketable software	34.4	36.0
Amortization of intangible assets	0.5	—
Other non-cash operating activities	(0.2)	1.3
Loss on disposal of capital assets	1.2	0.5
Postretirement contributions	(32.1)	(333.0)
Postretirement expense	394.7	48.4
Deferred income taxes, net	(65.2)	(7.0)
Changes in operating assets and liabilities
Receivables, net and contract assets	96.1	39.6
Inventories	7.4	1.4
Other assets	(5.5)	(3.0)
Accounts payable and current liabilities	(207.2)	(161.5)
Other liabilities	16.9	2.6
Net cash used for operating activities	(1.0)	(392.1)
Cash flows from investing activities
Purchase of business	(150.1)	—
Net proceeds from sale of U.S. Federal business	—	1,159.4
Proceeds from investments	2,261.6	1,735.3
Purchases of investments	(2,262.4)	(1,755.9)
Investment in marketable software	(29.7)	(36.7)
Capital additions of properties	(12.0)	(10.6)
Capital additions of outsourcing assets	(8.7)	(15.8)
Other	(0.4)	(0.2)
Net cash (used for) provided by investing activities	(201.7)	1,075.5
Cash flows from financing activities
Proceeds from short-term borrowings	—	60.3
Proceeds from issuance of long-term debt	1.5	4.0
Payments of long-term debt	(95.4)	(448.4)
Cash paid for debt extinguishment	—	(23.7)
Proceeds from exercise of stock options	3.7	—
Other	(7.7)	(4.7)
Net cash used for financing activities	(97.9)	(412.5)
Effect of exchange rate changes on cash, cash equivalents and restricted cash	0.1	(30.3)
Increase (decrease) in cash, cash equivalents and restricted cash	(300.5)	240.6
Cash, cash equivalents and restricted cash, beginning of period	906.7	551.8
Cash, cash equivalents and restricted cash, end of period	$606.2	$792.4

UNISYS CORPORATION
RECONCILIATIONS OF SELECTED GAAP MEASURES TO NON-GAAP MEASURES
(Unaudited)
(Millions, except per share data)

		Three Months Ended		Six Months Ended
		June 30,		June 30,
		2021	2020	2021	2020
	GAAP net loss from continuing operations attributable to Unisys Corporation	$(140.8)	$(76.5)	$(298.6)	$(129.7)

Postretirement expense:	pretax	225.7	24.9	394.7	48.4
	tax	52.0	0.4	52.4	0.7
	net of tax	173.7	24.5	342.3	47.7

Cost reduction and other expenses:	pretax	13.6	42.8	32.7	74.6
	tax	0.5	0.5	0.6	1.1
	net of tax	13.1	42.3	32.1	73.5
	noncontrolling interest	—	—	—	—
	net of noncontrolling interest	13.1	42.3	32.1	73.5

	Non-GAAP net income (loss) from continuing operations attributable to Unisys Corporation	46.0	(9.7)	75.8	(8.5)
	Add interest expense on convertible notes	—	—	—	—
	Non-GAAP net income (loss) attributable to Unisys Corporation for diluted earnings per share	$46.0	$(9.7)	$75.8	$(8.5)

	Weighted average shares (thousands)	67,080	63,010	65,752	62,830
Plus incremental shares from assumed conversion:
	Employee stock plans	740	—	903	—
	Convertible notes	—	—	—	—
	Non-GAAP adjusted weighted average shares	67,820	63,010	66,655	62,830

	Diluted earnings (loss) per share from continuing operations
	GAAP basis
	GAAP net loss from continuing operations attributable to Unisys Corporation for diluted earnings per share	$(140.8)	$(76.5)	$(298.6)	$(129.7)
	Divided by weighted average shares	67,080	63,010	65,752	62,830
	GAAP diluted loss per share	$(2.10)	$(1.21)	$(4.54)	$(2.06)

	Non-GAAP basis
	Non-GAAP net income (loss) from continuing operations attributable to Unisys Corporation for diluted earnings per share	$46.0	$(9.7)	$75.8	$(8.5)
Divided by Non-GAAP adjusted weighted average shares		67,820	63,010	66,655	62,830
Non-GAAP diluted earnings (loss) per share		$0.68	$(0.15)	$1.14	$(0.14)

UNISYS CORPORATION
RECONCILIATIONS OF GAAP TO NON-GAAP
(Unaudited)
(Millions)

FREE CASH FLOW

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2021	2020	2021	2020
Cash provided by (used for) operations	$41.9	$(14.2)	$(1.0)	$(392.1)
Additions to marketable software	(12.3)	(19.4)	(29.7)	(36.7)
Additions to properties	(6.9)	(5.0)	(12.0)	(10.6)
Additions to outsourcing assets	(3.7)	(11.0)	(8.7)	(15.8)
Free cash flow	19.0	(49.6)	(51.4)	(455.2)
Postretirement funding	10.5	5.3	32.1	333.0
Discontinued operations	—	(0.1)	—	(9.1)
Cost reduction and other payments	25.0	7.3	49.4	18.0
Adjusted free cash flow	$54.5	$(37.1)	$30.1	$(113.3)

UNISYS CORPORATION
RECONCILIATIONS OF GAAP TO NON-GAAP
(Unaudited)
(Millions)

EBITDA

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2021	2020	2021	2020
Net loss from continuing operations attributable to Unisys Corporation	$(140.8)	$(76.5)	$(298.6)	$(129.7)
Net income (loss) attributable to noncontrolling interests	(1.5)	—	(1.2)	0.5
Interest expense, net of interest income of $1.9, $2.4, $3.5, $4.7, respectively*	6.5	2.2	15.1	13.8
Provision (benefit) for income taxes	(53.1)	9.7	(44.7)	20.5
Depreciation	24.7	24.1	48.4	48.3
Amortization	19.4	22.4	34.9	36.0
EBITDA	$(144.8)	$(18.1)	$(246.1)	$(10.6)

Postretirement expense	$225.7	$24.9	$394.7	$48.4
Debt extinguishment, cost reduction and other expenses**	10.1	34.6	29.2	66.4
Non-cash share based expense	3.7	2.9	7.0	8.0
Other expense, net adjustment***	(0.3)	(2.3)	3.5	2.2
Adjusted EBITDA	$94.4	$42.0	$188.3	$114.4

*Included in other (expense), net on the consolidated statements of income (loss)
**Reduced for depreciation and amortization included above
***Other (income) expense, net as reported on the consolidated statements of income (loss) less postretirement expense, interest income and items included in cost reduction and other expenses

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2021	2020	2021	2020
Revenue	$517.3	$438.8	$1,027.1	$954.2
Net loss from continuing operations attributable to Unisys Corporation as a percentage of revenue	(27.2)%	(17.4)%	(29.1)%	(13.6)%
Adjusted EBITDA as a percentage of revenue	18.2%	9.6%	18.3%	12.0%

UNISYS CORPORATION
RECONCILIATIONS OF GAAP TO NON-GAAP
(Unaudited)
(Millions)

OPERATING PROFIT

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2021	2020	2021	2020
GAAP operating income (loss) from continuing operations	$40.8	$(8.5)	$84.4	$11.6
Cost reduction and other expenses*	8.7	8.5	15.2	17.0
Postretirement expense**	0.6	0.8	1.9	1.6
Non-GAAP operating profit from continuing operations	$50.1	$0.8	$101.5	$30.2

Revenue	$517.3	$438.8	$1,027.1	$954.2

GAAP operating profit (loss) percent	7.9%	(1.9)%	8.2%	1.2%
Non-GAAP operating profit percent	9.7%	0.2%	9.9%	3.2%

*Included in cost of revenue, selling, general and administrative and research and development on the consolidated statements of income (loss)
**Included in selling, general and administrative on the consolidated statements of income (loss)